UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2017

OPTEX SYSTEMS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-143215	90-0609531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Presidential Drive, Richardson, TX	75081-2439
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 644-0722

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

During the preparation of its financial statements for the quarter ended January 1, 2017, management of Optex Systems Holdings, Inc. (the “Company”) re-evaluated its accounting relating to the common stock purchase warrants issued in 2016 as part of the Company’s 2016 public offering (“2016 Warrants”), and considered restating its previously issued audited consolidated financial statements (the “Financial Statements”) included in the Company’s Annual Report on Form 10-K for the annual period ended October 2, 2016 (the “Annual Report”), the accounting for which in such Annual Report was agreed upon by the Company’s prior auditor. In this Financial Statements, the Company had accounted for the 2016 Warrants in the Annual Report as equity. During the subsequent review period for the quarter ending January 1, 2017, it was determined that these warrants contained a fundamental transaction clause which provided that the warrants are puttable for cash at the option of the holder based on a triggering of the clause. These 2016 Warrants meet the requirement for a contingently redeemable security; however, as they are redeemable at the option of the holder rather than the issuer and control of the redemption is outside the control of the Company, the warrants require classification as a liability pursuant to ASC 480 “Distinguishing Liabilities from Equity”. In accordance with ASC 480, the issued warrants should have been recorded at the fair value on origination and recorded as a liability with an offsetting entry to additional paid in capital. Additionally, in periods subsequent to issuance, changes in the fair value of the 2016 Warrants should be recorded as other income or expense in the consolidated statements of operations. These items are non-cash items and accordingly have no impact on net cash used in operating activities on the consolidated statements of cash flows. The Company’s management promptly engaged outside advisors to consult on this matter, and on February 17, 2017, management, with and upon the advice of such advisors, determined that the Financial Statements included in the Annual Report should no longer be relied upon and will be restated due to non-cash errors identified in the accounting for the 2016 Warrants. The Company has discussed the matters set forth herein with its independent registered accounting firm. The Company intends to file a restated Annual Report on Form 10-K for the annual period ended October 2, 2016 immediately following the filing of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Optex Systems Holdings, Inc.
(Registrant)

By:	/s/ Karen Hawkins
Karen Hawkins
Title:	CFO

Date: February 21, 2017